UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2015

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01Entry into a Material Definitive Agreement

On October 27, 2015 UQM Technologies, Inc., a Colorado corporation (“UQM”) entered into Subscription Agreements (the “Subscription Agreements”) with certain institutional investors (collectively, the “Purchasers”) providing for the issuance and sale (the “Offering”) by UQM to the Purchasers of an aggregate of 8,000,000 units (the “Units”).  Each Unit consists of (i) one share of common stock (each a “Share”), $0.01 par value per share (the “Common Stock”) of UQM, and (ii) one warrant to purchase 0.5 of a share of Common Stock (the “Warrants”).  The Warrants have an exercise price of $1.31 per share and are exercisable at any time beginning April 30, 2016 through October 30, 2020.

On October 30, 2015, UQM closed the Offering.  The Units were sold at a purchase price of $0.80 per Unit, for aggregate gross proceeds of $6,400,000. Net proceeds, after deducting the placement agent fee and other estimated offering expenses, are approximately $5,800,000.   UQM intends to use the net proceeds from the Offering for general corporate purposes.

The securities sold in the Offering have been registered under the Securities Act of 1933, as amended, pursuant to UQM’s Registration Statement on Form S-3, as amended (No. 333-193305), which was declared effective by the United States Securities and Exchange Commission (the “Commission”) on January 23, 2014.  The Shares, Warrants and Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) were offered and sold pursuant to a final prospectus dated October 27, 2015 and filed with the Commission.

Pursuant to the Placement Agent Agreement dated October 27, 2015, by and among UQM and Oppenheimer & Co. Inc. and Rodman & Renshaw, a unit of H.C. Wainwright & Co., as placement agents, the placement agents received an aggregate cash fee for their services of $384,000, equal to 6% of the gross proceeds of the Offering.

The Placement Agent Agreement and form of Subscription Agreement are attached hereto as Exhibits 1.1 and 10.1, respectively, and each is incorporated herein by reference.  The terms of the Warrants are described in the form of Warrant Agreement attached hereto as Exhibit 4.1 and incorporated herein by reference.

The legal opinion of Sherman & Howard L.L.C. relating to the legality of the issuance and sale of the Shares, Warrants and Warrant Shares is attached as Exhibit 5.1 hereto.

Item 8.01 Other Events

On October 27, 2015, UQM issued a press release announcing the Offering.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.Description of Exhibit

1.1Placement Agent Agreement dated October 27, 2015, by and among UQM, Oppenheimer & Co. Inc., and Rodman & Renshaw a unit of H.C. Wainwright & Co.

4.1Form of Warrant Agreement.

5.1Opinion of Sherman & Howard L.L.C.

10.1Form of Subscription Agreement.

99.1Press Release of UQM dated October 27, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2015	/s/David I. Rosenthal Treasurer, Secretary and Chief Financial Officer
Dated: October 30, 2015	UQM TECHNOLOGIES, INC. By:/s/David I. Rosenthal David I. Rosenthal Treasurer, Secretary and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.Description of Exhibit

1.1Placement Agent Agreement dated October 27, 2015, by and among UQM, Oppenheimer & Co. Inc., and Rodman & Renshaw a unit of H.C. Wainwright & Co.

4.1Form of Warrant Agreement.

5.1Opinion of Sherman & Howard L.L.C.

10.1Form of Subscription Agreement.

99.1Press Release of UQM dated October 27, 2015.

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